Exhibit 10.32

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LICENSE, SUPPLY AND CONTRACT MANUFACTURING AGREEMENT

by and among

SYNERX PHARMA, LLC

and

BIONICHE TEORANTA

and

DELCATH SYSTEMS, INC.

* * *

50MG MELPHALAN HYDROCHLORIDE

FOR INJECTION VIALS FOR INTRA-ARTERIAL USE

* * *

OCTOBER 13, 2010

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LICENSE, SUPPLY AND CONTRACT MANUFACTURING AGREEMENT

THIS LICENSE, SUPPLY AND CONTRACT MANUFACTURING AGREEMENT (this “Agreement”), dated as of October 13, 2010, by and between Synerx Pharma, LLC, a Pennsylvania limited liability company (“Synerx”) and Bioniche Teoranta, a limited liability company organized and existing under the laws of The Republic of Ireland (“Bioniche Pharma” and together with Synerx, “Synerx/Bioniche”) on the one hand, and Delcath Systems, Inc., a Delaware corporation (“Delcath”), on the other hand.  Each of Synerx, Bioniche Pharma and Delcath may be referred to herein as a “Party” and together as the “Parties”.

WHEREAS, Delcath is a specialty pharmaceutical and medical device company;

WHEREAS, Synerx is primarily engaged in the development of specialty generic pharmaceutical finished dosage forms;

WHEREAS, Bioniche Pharma currently manufactures pharmaceutical products containing melphalan hydrochloride pursuant to Synerx’s ANDA, and distributes those products throughout the Territory, under the terms of a license agreement between Synerx and Bioniche Pharma;

WHEREAS, Synerx and Bioniche Pharma wish to supply Product (as defined below) to Delcath and Delcath wishes to purchase Product from Bioniche; and

WHEREAS, the Parties desire that Delcath market and sell the Product on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, the Parties agree as follows:

ARTICLE I
DEFINITIONS

1.1     Certain Terms.  For purposes hereof, the following terms shall have the meanings set forth below:

“Adverse Event” means an “adverse drug experience” as such term is defined at 21 C.F.R. 310.305(b) (as such definition may be amended, supplemented or replaced from time to time) and includes any adverse event associated with the use of a drug in humans, whether or not considered drug related, including any failure of expected pharmacological action and any adverse event occurring (i) in the course of the use of a drug product in professional practice; (ii) from drug overdose, whether accidental or intentional; (iii) from drug abuse or (iv) from drug withdrawal.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, is controlled by, controls, or is under common control with such

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Person.  For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means direct or indirect beneficial or legal ownership of more than fifty (50%) percent of the voting interest in, or more than fifty (50%) percent of the equity of, or the right to appoint more than fifty (50%) percent of the directors or managers of the corporation or other business entity, or the power to direct or cause the direction of the management and policies or such corporation or entity, whether pursuant to the ownership of voting securities, by contract or otherwise.

“ANDA” means the abbreviated new drug application (including any amendments or supplements thereto) (ANDA 90-270) filed with the FDA by Synerx in the name of Synerx to manufacture, distribute and sell in the United States melphalan lyophilized product containing 50mg melphalan hydrochloride equivalent to 50mg melphalan and 20mg povidone (“Melphalan Hydrochloride”).

“API” means the active pharmaceutical ingredient for the Product.

“cGMP” means the current Good Manufacturing Practices regulations of the FDA (as in effect from time to time) contained in 21 C.F.R. §§ 210 and 211.

“CMC” means Chemistry, Manufacturing and Control.

“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, reasonable, diligent, good faith efforts to accomplish such objective.

“Competent Authority” shall mean the governmental, trade or manufacturing entities or agencies in the Territory responsible for the regulation of medical devices and pharmaceuticals intended for human use.

“Confidential Information” means the specific terms set forth in this Agreement and all trade secrets, processes, formulae, data, know-how, improvements, inventions, chemical or biological materials, techniques, marketing plans, strategies, customer lists or other information that has been created, discovered or developed by a Party or its Affiliate or that has otherwise become known to, or to which rights have been acquired by, a Party or its Affiliate (including all information and materials of a Party’s (or its Affiliates’) customers and consultants), in each case that are disclosed by such Party and/or its Affiliate to the other Party and/or its Affiliate, including those made prior to the execution of this Agreement, regardless of whether any of the foregoing is marked “confidential” or “proprietary” or communicated to the other by the disclosing Party in oral, written or graphic, or electronic form; provided, however, that Confidential Information shall not include any information:

(i)     that, at the time of its disclosure, is generally available in the public domain;

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(ii)     that, after its disclosure in connection herewith, becomes generally available in the public domain through no fault, act or failure to act, error, effort or breach of this Agreement by the receiving Party or its Affiliates;

(iii)     that becomes available to the recipient of such information from a third party who has acquired a legal right to possess and disclose such Confidential Information;

(iv)     that the recipient can demonstrate through written evidence was developed independently without the aid, application or use of the disclosing Party’s Confidential Information; or

(v)     that is known to the recipient at the time of disclosure as evidenced by prior written records.

“Contract Manufacturer” means NerPharMa S.r.l., or such other manufacturer as the FDA may approve at Synerx’s request.

“Contract Year” means a twelve month period beginning on the first day of the third month following the month in which Delcath receives notification from the FDA of approval of its NDA.

“Deliver” or “Deliveries” or “Delivery” means the day upon which Synerx issues a quality release notification including a certificate of analysis (whether in electronic or written form) to Delcath and Bioniche Pharma notifying Delcath and Bioniche Pharma that the Product has been tested against and confirmed to meet Specifications.

“Effective Date” means the date of this Agreement as written above.

“Excess Requirements” has the meaning set forth in Section 3.11(b).

“FDA” means the United States Food and Drug Administration or any successor government agency.

“[***]” has the meaning set forth in Section 3.5.

“Force Majeure Event” has the meaning set forth in Section 9.1.

“GAAP” means U.S. generally accepted accounting principles as in effect from time to time.

“Incremental Purchase Order” has the meaning set forth in Section 3.4(b).

“Indemnitee” has the meaning set forth in Section 6.7.

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“Indemnitor” has the meaning set forth in Section 6.7.

“Ineligible Person” has the meaning set forth in Section 6.3(a).

“[***]” has the meaning set forth in Section 3.5.

“Initial Term” has the meaning set forth in Section 7.1.

“Intellectual Property” means all (i) patent applications, continuation applications, continuation in part applications, divisional applications, any corresponding foreign patent applications to any of the foregoing, and any patents that may grant or may have been granted on any of the foregoing, including reissues, re-examinations and extensions; (ii) right in know-how, trade secrets, inventions (whether patentable or otherwise), data, processes, technologies, techniques, procedures, compositions, designs, devices, methods, formulas, protocols and information, whether patentable or not; (iii) copyrightable works, copyrights and applications, registrations and renewals; (iv) trademarks, trademark applications and renewals thereof, trade names, trade dress and service marks; (v) other intellectual proprietary rights; in each case, whether or not registered, applied for or granted; and (vi) copies and tangible memorializations of any one or more of the foregoing.

“License” has the meaning set forth in Section 2.1.

“Licensed Form” has the meaning set forth in Section 2.1.

“Losses” means any and all damages, claims, liabilities, fines, penalties, costs, fees and expenses (including the reasonable cost of investigations, settlement and arbitration negotiation costs and reasonable attorneys’ fees, accounting fees and expert fees), as limited by the provisions of Section 6.9 hereof.

“NDA” means the new drug application (including any amendments or supplements thereto) filed with the FDA (No. 201848) by Delcath in the name of Delcath to distribute and sell in the United States Product as incorporated into PHP Systems.

“Manufacturing Requirements” shall have the meaning as set forth in Section 3.2.

“Person” means a natural person, corporation, partnership, company or other entity.

“PHP System” means the Delcath chemosaturation system for Percutaneous Hepatic Perfusion as such name may be modified from time to time by Delcath in its sole and absolute discretion.

“Product” means one carton containing one single-use vial of melphalan lyophilized product for injection (containing 50mg melphalan hydrochloride equivalent

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to 50 mg melphalan, and 20 mg povidone) together with one sterile diluent vial (containing 0.2 g sodium citrate, 6.0 ml propylene glycol, 0.52 ml ethanol 96%, and water for injection to a total of 10 ml) solely for intra-arterial use in Percutaneous Hepatic Perfusion as defined by FDA requirements, and labeled in accordance with FDA requirements and the terms hereof.

“Product Approval” means the non-tentative approval of the NDA by the FDA as evidenced by a written communication from the FDA, in accordance with 21 C.F.R. §314.105.

“Product Warranty” has the meaning set forth in Section 6.4.

“Purchase Order” has the meaning set forth in Section 3.4.

“Purchase Price” has the meaning set forth in Section 4.2.

“Quality Assurance Agreement” has the meaning set forth in Section 10.14.

“Renewal Term” has the meaning set forth in Section 7.1.

“Rolling Forecast” has the meaning in Section 3.4.

“Shortfall Payment” has the meaning set forth in Section 3.11.

“Specifications” means the terms, requirements and conditions applicable to the Product and described in the ANDA, as the same may be supplemented and/or amended from time to time, and as required by United States Pharmacopeia.

“Term” has the meaning set forth in Section 7.1.

“Territory” means the United States, including its territories and possessions.

1.2     Interpretation.  The Section headings contained in this Agreement are for the convenience of reference only and shall not affect the meaning or interpretation of this Agreement.  As used in this Agreement, any reference to the masculine, feminine or neuter gender shall include all genders, the plural shall include the singular, and the singular shall include the plural.  The words “includes” and “including” when used herein shall be deemed to be followed by the phrase “without limitation” unless such phrase otherwise appears.  Unless the context otherwise requires, references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement.  Unless the context otherwise requires, the words “hereof,” “hereby,” “hereunder” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any

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particular Section or provision hereof. All monetary amounts in this Agreement are expressed and shall be paid in U.S. dollars.

ARTICLE II
LICENSE GRANT AND COMMERCIALIZATION

2.1     Limited License by Synerx. Subject to the terms and conditions of this Agreement, Synerx hereby grants to Delcath, as of the Effective Date, a limited right of reference and limited license (the “License”) in, to and under the ANDA owned or controlled by Synerx, and solely to the extent necessary to register, market, promote, distribute, offer for sale, sell and otherwise commercialize the Product in the Territory during the Term for prescription pharmaceutical sales as incorporated into PHP Systems and in no other form (the “Licensed Form”). For the avoidance of doubt, Delcath shall have no rights to the Product outside the Territory, or inside the Territory for any use other than the Licensed Form during the Term. Within fifteen (15) days of the Effective Date, Synerx will provide Delcath with a written letter of authorization granting the FDA access to the Synerx ANDA in support of Delcath’s NDA. Synerx agrees that during the Term of this Agreement, it will not, directly or indirectly, grant any license or right in, to and under the ANDA including a right of reference to the CMC section thereof to any third party which competes with Delcath for use in the Territory in the field of chemosaturation for Percutaneous Hepatic Perfusion. Notwithstanding the foregoing and any other provision hereof, Synerx shall at all times maintain its full right, title, interest and ownership of the ANDA and any associated Intellectual Property, and Delcath shall have no right, title or interest therein, or ability to make use thereof, other than as specifically granted in the License.

2.2     Consideration.  In consideration of the rights and licenses granted by Synerx to Delcath pursuant to this Article II, Delcath will make the payments contemplated in Article IV to Synerx and Bioniche Pharma.

2.3     Commercialization.  The Parties hereby acknowledge that, during the Term, all day-to-day activities in respect of the sales and marketing of the Product pursuant to the License in the Territory will be the sole responsibility of Delcath.

2.4     Delcath Responsibilities. In addition to other responsibilities set forth in this Agreement, Delcath shall have the following responsibilities with respect to the Product:

(a)     Delcath will be responsible for preparing and submitting the NDA to the FDA and such application will cover the PHP System incorporating the Product.  Delcath shall be responsible for obtaining, maintaining, supplementing and amending the NDA approval.

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(b)     Delcath shall undertake all activities to incorporate Product into PHP Systems and shall warehouse, distribute, and manage logistics for PHP Systems through final distribution to the market.

(c)     Delcath shall submit to the FDA all required annual reports, supplements, and other required submissions and maintain the NDA as current with FDA commitments, and in accordance with the Synerx ANDA, as it shall exist from time to time.

(d)     In accordance with the Quality Assurance Agreement to be entered into by the Parties according to Section 10.14 Delcath will, at its sole expense, provide such assistance and documentation as Synerx may reasonably request to fulfill Synerx’s obligation under Section 2.6(a), including, without limitation, providing Synerx with (i) annual distribution data (number of vials distributed) on a June to June basis consistent with FDA annual report filing requirements, and (ii) any analytical, stability or other data and associated reports that may be generated by Delcath on Product.

Except as otherwise provided herein, Delcath shall bear the costs of administering its responsibilities provided in this Section.

2.5     Bioniche Pharma Responsibilities.  In addition to other responsibilities set forth in this Agreement, Bioniche Pharma shall have the following commercialization responsibilities with respect to the Product:

(a)     Bioniche Pharma shall use Commercially Reasonable Efforts to source required quantities of the API and shall manufacture and supply the Product through Contract Manufacturer.

(b)     Bioniche Pharma shall, through Contract Manufacturer, use Commercially Reasonable Efforts to source all required Product components (including excipients, primary and secondary packaging components).

(c)     Bioniche Pharma shall, promptly upon receipt of a Release Notice(as defined in Section 3.13 hereof) from Synerx with respect to any Product, make arrangements for the prompt shipping to Delcath of such Product in accordance with the terms of  Section 3.8 hereof.

(d)     Bioniche Pharma shall use its best efforts to cause the Contract Manufacturer to allow Delcath or its designee to conduct a quality audit of the facilities of the Contract Manufacturer, in accordance with Section 5.2.

Except as otherwise provided for herein, Bioniche Pharma shall bear its own costs of administering the responsibilities listed in this Section.

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2.6     Synerx Responsibilities. In addition to other responsibilities set forth in this Agreement, Synerx shall have the following responsibilities with respect to the Product:

(a)     Synerx shall compile and submit to the FDA all required annual reports, supplements, and other required submissions to maintain the ANDA as current with FDA commitments, requirements, USP specifications, and cGMP’s.

(b)     Synerx shall be responsible for providing Delcath with a right of reference to its CMC section of its ANDA and any supplements or amendments thereto in order to permit Delcath to include the right of reference to the CMC information in its NDA submission.

Except as otherwise provided for herein, Synerx shall each bear their own costs of administering the responsibilities listed in this Section.

ARTICLE III
MANUFACTURE AND SUPPLY

3.1     Manufacture and Supply Product. During the Term of this Agreement, Bioniche Pharma will cause the Contract Manufacturer to manufacture and supply the Product in accordance with the terms and conditions of this Agreement. Bioniche Pharma shall be responsible for all acts or omissions of the Contract Manufacturer. Synerx shall provide Delcath one hundred and twenty (120) days prior written notice in the event of a change in the Contract Manufacturer and shall arrange for Delcath to conduct a facility inspection/audit of the new Contract Manufacturer prior to any such change occurring.

3.2     Manufacturing Requirements. All Product manufactured and supplied by Bioniche Pharma pursuant to this Agreement shall be manufactured in an FDA registered facility in compliance with (i) the Specifications, (ii) the requirements of the ANDA, (iii) cGMP, (iv) the terms and conditions of this Agreement, and (v) any applicable laws, rules and regulations (collectively, the “Manufacturing Requirements”).

3.3     Product Change. Synerx shall not file any supplemental ANDA application that requires prior approval with the FDA to change the Specification for Product without providing Delcath ninety (90) days prior written notice and shall immediately notify Delcath upon receipt of approval from the FDA regarding the supplemental ANDA application. To the extent the foregoing notice period is not practicable, Synerx, acting reasonably and in good faith, shall provide Delcath with such prior written notice as shall be practicable.

3.4     Forecasts; Purchase Orders; Firm Period. (a) Delcath shall provide to Bioniche Pharma, no later than the fifth business day of each calendar month, a rolling fifteen (15) month forecast for its requirements of the Product (the “Rolling Forecast”).  Delcath shall use Commercially Reasonable Efforts to provide the initial Rolling Forecast

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no less than three (3) months prior to the FDA approving the NDA. To the extent the foregoing three (3) month time period is not practicable, Delcath, acting reasonably and in good faith, shall provide Bioniche Pharma with such prior written notice as shall be practicable. Notwithstanding the foregoing, Delcath shall provide to Bioniche Pharma, its initial Rolling Forecast no less than [***] ([***]) months prior to the first scheduled Delivery date. The [***] ([***]) months of the Rolling Forecast shall be binding on Delcath with respect to Product (and API equivalent) and the [***] month of such Rolling Forecast shall be binding on Delcath with respect to the API. Together with each Rolling Forecast, Delcath shall issue purchase orders for Product for such [***] month binding period (“Purchase Order”). Delcath shall only place Purchase Orders for full batches of Product (averaging between [***] vials per batch), or multiples thereof.  Such Purchase Orders shall provide a lead time of no less than [***] ([***]) days before the Delivery date. The Rolling Forecast shall be used by Bioniche Pharma, acting reasonably and in good faith, to order required materials and components to support Delcath requirements beyond the [***] month binding period.

           (b)     In addition to the foregoing Section 3.4(a), Delcath may, from time to time, order additional Product not contained in any Rolling Forecast, by submitting a written purchase order to Bioniche Pharma (an “Incremental Purchase Order”), which shall be subject to the terms and conditions of this Agreement. Any Incremental Purchase Order may not order more than [***] ([***]) batches of Product without the written consent of Bioniche Pharma, which Bioniche Pharma may withhold in their sole and absolute discretion. In addition, Delcath may not submit an Incremental Purchase Order more than [***] in any given [***] ([***]) day time period. Upon receipt of an Incremental Purchase Order, Bioniche Pharma shall use Commercially Reasonable Efforts to supply Product to Delcath at Delcath’s facility in Queensbury, NY, or such other facility within the United States as Delcath may indicate in such Incremental Purchase Order, on the Delivery date specified therein but in no event later than [***] days from the date that the Incremental Purchase Order is received by Bioniche Pharma. Bioniche Pharma shall provide Delcath written confirmation of each Incremental Purchase Order including the Delivery date within ten (10) business days of receipt.

3.5     Payment.  Delcath shall pay to Bioniche Pharma the Purchase Price for all the Product ordered by Delcath throughout the Term, which payments shall be made as follows: [***]. All payments to Bioniche Pharma hereunder shall be made in United States dollars via bank wire transfer to Bioniche Pharma, to such account as Bioniche Pharma shall specify, or in accordance with such other payment method as the Parties may mutually agree in writing from time to time.

3.6     Product Label.  Bioniche Pharma shall cause the Contract Manufacturer to custom label and package the Product with Delcath’s trade name, trade dress and applicable labeling content  as required pursuant to FDA approval of Delcath’s NDA (and as a may be amended from time to time), such labeling and packaging to include vial label, vial carton, and package insert. Delcath shall be responsible to provide Synerx and Bioniche FDA approved master labeling/artwork (the “Label Template”) no less than

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ninety (90) days prior to when Delcath requires such label, or amended label, to be included on the Product and Bioniche Pharma shall print and affix such label and package according to such Label Template.

3.7     Product Package.  Bioniche Pharma shall cause the Contract Manufacturer to package the Product in cartons containing five (5) single-use vials of melphalan lyophilized product for injection (each vial containing 50mg melphalan hydrochloride equivalent to 50 mg melphalan, and 20 mg povidone) together with five (5) sterile diluent vials (each vial containing 0.2 g sodium citrate, 6.0 ml propylene glycol, 0.52 ml ethanol 96%, and water for injection to a total of 10 ml) and one Product insert (“Packaging Requirements”).   Each carton shall conform to the Label Template.

3.8     Delivery Terms. All Product shall be shipped FOB Destination (Incoterms 2000) to Delcath’s facility in Queensbury, NY or such other facility within the United States as Delcath may select from time to time. The cost of freight, insurance and customs/duties will be prepaid by Bioniche Pharma and added to each invoice. Bioniche Pharma and Delcath shall discuss the mode of transportation and related costs from time to time. The Product delivered to Delcath shall be appropriately labeled and packaged by Bioniche Pharma at its expense in accordance with the Label Template and Packaging Requirements. Bioniche Pharma shall use Commercially Reasonable Efforts to deliver the Product by the requested Delivery date.

3.9     Product Shelf Life. All Products supplied by Bioniche Pharma under this Agreement shall have, at the time of Delivery, a remaining shelf life of no less than the greater of (i) the maximum number of months on its stated shelf life less [***] ([***]) months, and (ii)  [***] ([***]) months.

3.10   Inability to Supply.  If at any time during the Term of this Agreement, Bioniche Pharma is unable to supply Product (other than as a result of a Force Majeure Event as described in Article IX), within [***] ([***]) days of a Delivery date as set forth in a Purchase Order, Bioniche Pharma shall notify Delcath immediately and any portion of the delayed or late Product will be subject to a [***]percent ([***]%) discount. If Bioniche Pharma is unable to supply Product within [***] ([***]) days of the original Delivery date as set forth in such Purchase Order, Delcath shall be entitled to cancel such Purchase Order, and the number of vials as set forth on the Minimum Binding Purchase Commitments for the then current Contract Year shall be reduced accordingly. If Bioniche Pharma is unable to supply Product within [***] ([***]) days of the Delivery date set forth in a Purchase Order [***] times ([***]) in any [***] ([***]) month time period, in addition to such other rights of Delcath hereunder, Delcath shall be entitled to, in its sole and absolute discretion, terminate the Agreement upon [***] ([***]) days written notice, which notice shall be delivered not more than [***] ([***]) days following the [***] such Delivery failure.

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3.11     Minimum Purchases of Product by Delcath.

(a)     Delcath will purchase not less than the applicable Minimum Binding Purchase Commitment (as set forth on Schedule A hereto) in each Contract Year during the Term. In the event that Delcath fails to purchase the Minimum Binding Purchase Commitment amount in any Contract Year(s), Delcath shall, [***] (“Shortfall Payment”). Any Shortfall Payment by Delcath to Bioniche Pharma, made in accordance with the terms hereof, shall constitute a complete and proper remedy for any failure by Delcath to satisfy the Minimum Binding Purchase Commitment in the Contract Year to which such Shortfall Payment relates and this Agreement shall continue in full force and effect. The Shortfall Payment, made in accordance with the terms hereof, shall be Synerx/Bioniche’s sole and exclusive remedy for Delcath’s failure to purchase the Minimum Binding Purchase Commitment in a Contract Year.

(b)     In addition to the Minimum Binding Purchase Commitment, to the extent Delcath’s requirements of Product in any Contract Year exceed the Minimum Binding Purchase Commitment, Delcath will purchase from Synerx/Bioniche not less than [***] ([***]) of such excess requirements of Product (“Excess Requirements”).

(c)     In the event that Delcath (or an Affiliate of Delcath) acquires another party (manufacturer, developer, or marketer) that has a pending ANDA or FDA approval for an equivalent to the Product, or acquires from another party an ANDA or other FDA approval for an equivalent to the Product, Delcath shall nonetheless be bound to the commitments set forth in paragraphs (a) and (b) of this Section unless waiver of such obligations is agreed in writing by the Parties with specific reference to this Section.

(d)     For purposes of this Section, a “purchase” shall be considered made, and shall apply toward the Minimum Binding Purchase Commitment only if the [***] with respect to a Purchase Order or Incremental Purchase Order  has been received from Delcath by Bioniche Pharma prior to the end of the applicable Contract Year and the applicable Purchase Order or Incremental Purchase Order is not, thereafter, revoked by Delcath or amended or otherwise modified by Delcath to lower the amount of Product to be Delivered in connection therewith. For purposes of clarity, purchases shall apply toward Minimum Binding Purchase Commitments only in the Contract Year in which the applicable [***] is received by Bioniche Pharma from Delcath, and shall not also apply to a subsequent Contract Year by virtue of the Delivery of Product and payment of the [***] in such subsequent Contract Year.

3.12     Manufacturing Defects. Bioniche Pharma is responsible for providing Delcath with Product meeting the Manufacturing Requirements and shall assume all costs (including the cost of freight, insurance, customs, duties and tariffs) for any batches failing to do so, and the Purchase Price shall not be owed by Delcath in respect thereof, and any amounts previously paid in respect thereof by Delcath including the costs of

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freight, insurance, customs, duties and tariffs paid by Delcath to third parties shall be reimbursed to Delcath by Bioniche Pharma.

3.13     Release of Product. Synerx shall release Product to Delcath in accordance with the Quality Assurance Agreement and shall notify Delcath and Bioniche Pharma in writing upon the release of Product (the “Release Notice”). Notwithstanding any other provision hereof, in no event shall Delcath release any Product to the market prior to receiving a Release Notice from Synerx.

3.14     Rejection of Product. Following delivery to Delcath of Product and a Release Notice with respect to such Product, Delcath shall have the right to reject, and shall not have the obligation to pay for, any Product which (i) does not conform to the terms of this Agreement, including the Quality Agreement (excepting any failure to conform caused by acts or omissions of Delcath or its agents), or (ii) is not accompanied by a complete and accurate certificate of analysis with respect to such Product (such Product, “Defective Product”), provided, however, that Synerx shall have an opportunity to correct minor inaccuracies or missing information in the certificate of analysis for the Product without penalty under this Agreement. Notwithstanding the foregoing, Delcath shall be deemed to have accepted delivery of the Product unless it notifies Bioniche Pharma in writing of the failure of the Product to conform to the terms of this Agreement within thirty (30) days of delivery of such Product unless such Defective Product contains a latent or hidden defect or non-conformity which could not have reasonably been discovered during such thirty (30) day inspection period.

3.15     Resolution of Defective Product. If Bioniche Pharma agrees that a Product is Defective Product, Bioniche Pharma shall, at Bioniche Pharma’s sole and absolute option, either (i) replace such Product or (ii) remit the full amount of any Delcath payments to Bioniche Pharma related thereto plus any and all direct costs incurred by Delcath for the freight, insurance, customs and duties associated with the Defective Product. If Bioniche Pharma does not agree with Delcath’s determination that such Product is Defective Product then, after reasonable efforts to resolve the disagreement, either Delcath or Bioniche Pharma may request, in writing, that an independent laboratory resolve the disagreement. Thereafter, the Parties shall in good faith mutually agree upon and select a reputable independent laboratory (the “Laboratory”) to resolve the disagreement. The Laboratory shall in good faith review and analyze the Product to determine whether the Product is Defective Product. The Laboratory shall render its decision within thirty (30) days of the laboratory’s selection, in writing, which shall be non-appealable and binding on the Parties. If the Laboratory determines that such Product is Defective Product, Bioniche Pharma shall, at Bioniche Pharma’s sole and absolute option, (i) replace such Product or (ii) remit the full amount of any Delcath payments to Bioniche Pharma related thereto. If the Laboratory determines that the Product is not Defective Product, Delcath shall be obligated to purchase such Product on the terms set forth herein. Unless otherwise agreed to by the Parties in writing, the cost of the Laboratory’s testing and review of such Product shall be borne by the non-prevailing Party.

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ARTICLE IV
FINANCIAL TERMS.

4.1     Milestones.  Delcath shall pay to each of Synerx and Bioniche Pharma the following amounts:

(a)     Concurrently with execution of this Agreement, Two Hundred Fifty Thousand Dollars ($250,000) to each of Synerx and Bioniche by wire transfer of immediately legally available funds to accounts designated by Synerx and Bioniche, respectively, and

(b)     Not later than ten (10) calendar days following FDA approval of Delcath’s NDA, Two Hundred Fifty Thousand Dollars ($250,000) to each of Synerx and Bioniche Pharma by wire transfer of immediately legally available funds to accounts designated by Synerx and Bioniche Pharma, respectively.

4.2     Pricing.  The Purchase Price for all Product purchased by Delcath hereunder shall be as set forth on Schedule A attached hereto and made a part hereof.  The Purchase Price shall remain firm except as provided in Schedule A.

4.3     Reimbursable Expenses.  If either Party is entitled to reimbursement by the other Party of expenses pursuant to the terms of this Agreement, such Party shall invoice the other Party (without any markup), and such other Party shall pay such invoice within thirty (30) days of receipt thereof.

ARTICLE V
REGULATORY COMPLIANCE.

5.1     Compliance with the Laws.  Each Party shall comply with all applicable laws, rules and regulations in the performance of its obligations hereunder.

5.2     Quality Audit.  Bioniche Pharma shall use its best efforts to cause the Contract Manufacturer to allow Delcath or its designee, upon fifteen (15) business days prior notice to Bioniche Pharma, to conduct a quality audit of the facilities of Contract Manufacturer, which are used in the manufacture and supply of the Product during the period commencing January 10, 2011 through March 31, 2011 (the “Initial Audit”). Thereafter, Bioniche Pharma shall use Commercially Reasonable Efforts to cause the Contract Manufacturer to allow Delcath or its designee, not more often than once every two (2) calendar years, upon fifteen (15) business days prior written notice to Bioniche Pharma, to conduct a quality audit of the facilities of Contract Manufacturer, which are used in the manufacture and supply of the Product, provided, however, that at any time during the Term of this Agreement, in the event of a Product recall, Delcath or its designee shall be entitled to conduct a quality audit upon ten (10) business days prior written notice to Bioniche Pharma.  The duration of all Delcath quality audits hereunder shall be no more than two (2) business days.

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5.3     Document Control. Synerx/Bioniche shall maintain complete and accurate books, records, manufacturing data, test and laboratory data and reports and all other information relating to the manufacturing and supply of Product including without limitation all information required to be maintained by the FDA and any applicable law, rule or regulation. All such, books, records and information shall be maintained for such period as FDA requires following the relevant date of manufacturing of each batch of the Product.

5.4     Government Inspections.  Synerx/Bioniche shall promptly inform Delcath of the results of all visits and inspections relating to Product by the FDA or any Competent Authorities, including without limitation, providing Delcath with copies of all warning letters, 483s and correspondence related thereto with or from the FDA or any Competent Authority.

5.5     Complaints and Adverse Drug Experiences. In accordance with the Quality Assurance Agreement to be entered into by the Parties according to Section 10.14, and under the requirements of their respective regulatory approvals, both Synerx and Delcath are responsible for reporting Adverse Events relating to the PHP System incorporating the Product and Product defects to the FDA and each shall notify the other promptly in all such cases. Delcath shall field, triage, and document incoming Adverse Events and Product defect complaints and supply Synerx with the information required for filing with FDA to fulfill its reporting obligations to the FDA, which reporting obligations include fifteen (15) day reports, quarterly periodic reports and annual periodic reports. If third party services are required to be contracted by Delcath or Synerx with respect to Delcath obligations hereunder, then such costs shall be borne by Delcath.

5.6     Recall Responsibilities.

(a)     In accordance with the Quality Assurance Agreement to be entered into by the Parties according to Section 10.14, Delcath shall be the primary point of contact with FDA with respect to any recall of the PHP Systems incorporating the Product. The Parties agree, however, that any recall would be conducted and coordinated in full consultation with the other Party, with Delcath handling the logistics of such recall. The Parties agree that the cost of any recall (including without limitation the costs of notifying the customers, Product recovery, Product destruction, replacement Product and applicable freight,  insurance, taxes, customs and duties for all of the above) shall be borne by Delcath unless and to the extent such recall relates to (i) Synerx/Bioniche’s breach of their representations, warranties, or obligations under this Agreement or applicable laws, (ii) Synerx/Bioniche’s negligence or willful misconduct, or (iii) the manufacturing and supply of the Product, in which case, to the extent the recall is related to or results from the events set forth in clauses (i), (ii) or (iii) above,  the costs of such recall (including without limitation the costs of notifying the customers, Product recovery, Product destruction, replacement Product and applicable freight,  insurance, taxes, customs and duties for all of the above) shall be borne by Synerx/Bioniche. For purposes of this Section, “recall” means any action by Delcath or any Affiliate of Delcath

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to recover title to or possession of any PHP System incorporating the Product sold or shipped including, but not limited to, market withdrawal.

(b)     Each Party shall keep the other fully informed in writing of any notification or other information, whether received directly or indirectly, that might (i) affect the marketability, safety or effectiveness of any PHP System, (ii) result in liability issues or otherwise necessitate action on the part of either Party or (iii) result in recall or seizure of any PHP System. Delcath shall be responsible for assuring that such recall is closed-out with the FDA, unless the FDA shall otherwise require. For purposes of this Section, “seizure” means any action by any governmental authority to detain or destroy any PHP System.

5.7     Insurance.  Each of Delcath, Synerx and Bioniche Pharma shall (and shall cause their respective Affiliates, as required, to), during the Term and for a period of not less than thirty-six (36) months following the termination or expiration of this Agreement, carry or be subject to coverage (as a named insured) under product liability insurance in an amount of not less than $[***] with respect to each incident/occurrence and $[***] in the aggregate, which insurance shall be written on a “claims-made” policy basis.  Each Party shall add the other Party as a named insured on their respective policies and provide the other Parties with evidence of coverage contemplated hereby, in the form of certificates of insurance, as reasonably requested in writing by the other Party. Each Party shall provide written notice to the other Parties thirty (30) days prior to any material change in or cancellation or non-renewal of the policy.

ARTICLE VI
WARRANTIES; INDEMNIFICATION; AND LIMITATIONS ON LIABILITY.

6.1     Certain Representations and Warranties of Synerx and Bioniche Pharma.  (a) Synerx and Bioniche Pharma each, individually as to itself, and not jointly and severally, represents and warrants to Delcath that as of the Effective Date: (i) it is organized and validly existing under the laws of the jurisdiction of its organization; (ii) it has the full right, power and authority to enter into this Agreement and to perform the activities required to be performed by it in accordance with this Agreement; (iii) this Agreement is legally binding upon it and enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), and the execution, delivery and performance of this Agreement by it does not conflict with any agreement or instrument, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it or its activities; (iv) there is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against it, that questions the validity of this Agreement or its right to enter into this Agreement or perform its obligations contemplated hereby or alleging that the proposed marketing and sale of the Product in the Territory in the Licensed Form would infringe or violate any

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patent or other proprietary right of any other Person; and (v) to the best of its knowledge, it is not in violation of any law or regulation that could reasonably be expected to adversely affect its performance of its obligations hereunder, and, except as otherwise contemplated hereby, it holds each of the licenses, permits, approvals and authorizations required to conduct its current business and operations (and perform its obligations contemplated hereby) in material compliance with all laws and regulations.

(b)     Synerx hereby represents and warrants to Delcath that as of the Effective Date, to Synerx’s knowledge, (i) Synerx has sufficient rights in the ANDA and the Intellectual Property licensed by Synerx hereunder to grant the License to Delcath described in Article 2 of this Agreement;  (ii) all Intellectual Property licensed by Synerx hereunder is free and clear of any and all liens, charges and encumbrances other than liens created by borrowings; (iii) Synerx has not, as of the Effective Date, entered into any enforceable agreement or granted any Intellectual Property rights whatsoever relating to the ANDA to any Person that, subject to the conditions, restrictions and exceptions set forth herein, would prohibit Delcath from fully exercising and enjoying the License granted by Synerx herein; (iv) there are no claims, judgments or settlements against or by Synerx and no pending or, to Synerx’s knowledge, threatened claims or litigation claiming that the Product infringes or violates the Intellectual Property rights of any Person or asserting the invalidity, improper use or unenforceability of the ANDA.

THE WARRANTIES MADE IN THIS SECTION 6.1 ARE MADE BY SYNERX AND BIONICHE PHARMA, INDIVIDUALLY AS TO ITSELF AND NOT JOINTLY AND SEVERALLY, EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE WARRANTIES OF NON-INFRINGEMENT, OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

6.2     Certain Representations and Warranties of Delcath.  Delcath hereby represents and warrants to Synerx and Bioniche Pharma that as of the Effective Date: (a) Delcath is organized and validly existing under the laws of the jurisdiction of its incorporation or organization; (b) Delcath has the full right, power and authority to enter into this Agreement and to perform the activities required to be performed by it in accordance with this Agreement; (c) this Agreement is legally binding upon Delcath and enforceable against Delcath in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), and the execution, delivery and performance of this Agreement by Delcath does not conflict with any agreement or instruments, oral or written, to which it is a Party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it or its activities; (d) there is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against Delcath that questions the validity of this Agreement or the right of Delcath to enter into this Agreement or perform its obligations contemplated hereby, nor does Delcath have knowledge that there

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is any basis for the foregoing; and (e) Delcath, to the best of its knowledge, is not in violation of any law or regulation that could reasonably be expected to adversely affect its performance of its obligations hereunder, and, except as otherwise contemplated hereby, Delcath holds each of the licenses, permits, approvals or authorizations required to conduct its current business and operations (and perform obligations contemplated hereby) in material compliance with all laws and regulations.

THE WARRANTIES MADE IN THIS SECTION 6.2 ARE MADE BY DELCATH EXPRESSLY IN LIEU OF ANY OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT BY WAY OF LIMITATION, THE WARRANTIES OF NON-INFRINGEMENT, OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

6.3     Representations and Warranties and Covenants with Regard to Status.

(a)     Delcath hereby represents and warrants to Synerx/Bioniche that neither it nor any of its officers, directors or Affiliates is prohibited by any law, rule or regulation or by any order, directive or policy or contract or relationship from selling the Product  or other pharmaceutical products within the Territory and that neither Delcath nor any of its officers, directors or Affiliates is a Person that is listed by a United States federal agency as debarred, suspended or otherwise ineligible for federal programs in the United States, its territories and protectorates (an “Ineligible Person”) or proposed for such debarment or suspension. Delcath covenants with Synerx/Bioniche that Delcath storage and distribution facilities shall at all times conform to FDA requirements and that Product shall, at all times while under its control, be stored and distributed so as to comply with FDA requirements.

(b)     Synerx and Bioniche Pharma each hereby, individually for itself  and not jointly and severally, represent and warrant to Delcath that neither it nor any of its officers, directors or Affiliates that has been or is developing the Product, or that is or will be a manufacturer thereof, is prohibited by any law, rule or regulation, or by any order, directive or policy, from manufacturing or selling the Product and that neither it nor any of its officers, directors or Affiliates is or is proposed to be an Ineligible Person.

6.4     Product Warranty.  Synerx/Bioniche warrants that the Product(s) will be free of defects in material and workmanship and comply with the Manufacturing Requirements at the time of Delivery and until the stated expiration date on each such Product (“Product Warranty”).  The foregoing is Synerx/Bioniche’s sole warranty.

THE FOREGOING WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE GOODS SOLD HEREUNDER. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SYNERX/BIONICHE MAKES NO WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, ORAL, WRITTEN OR OTHERWISE, WITH RESPECT TO THE PRODUCT(S) SOLD HEREUNDER, INCLUDING, BUT NOT LIMITED TO, ANY

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IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE OR PURPOSE.

6.5     Synerx and Bioniche Pharma’s Indemnification Obligations.

(a)     Subject to Section 6.9, Synerx shall indemnify, defend and hold Delcath and its Affiliates, and their respective officers, directors, stockholders, employees and agents harmless from and against, and pay or reimburse, any Losses related to (i) Synerx or its Affiliates’ negligent acts or omissions, or willful wrongful acts; (ii) its breach of any of its representations, warranties, covenants or other obligations hereunder; and (iii) any third party claims that the Product infringes upon or otherwise violates such third party’s  intellectual property rights; provided, however, that Synerx shall not be required to indemnify Delcath with respect to any such Losses to the extent they arise from or are related to Delcath’s, Bioniche Pharma’s or their Affiliates’ negligent acts or omissions, willful wrongful acts or Delcath’s breach of its representations, warranties, covenants or other obligations hereunder.

(b)     Subject to Section 6.9, Bioniche Pharma shall indemnify, defend and hold Delcath and its Affiliates, and their respective officers, directors, stockholders, employees and agents harmless from and against, and pay or reimburse, any Losses related to (i) Bioniche Pharma or its Affiliates’ negligent acts or omissions, or willful wrongful acts, or the negligent acts or omissions, or willful wrongful acts of the Contract Manufacturer relating to the Product; (ii) its breach of any of its representations, warranties, covenants or other obligations hereunder; and (iii) any third party claims that the Product infringes upon or otherwise violates such third party’s  intellectual property rights; provided, however, that Bioniche Pharma shall not be required to indemnify Delcath with respect to any such Losses to the extent they arise from or are related to Delcath’s, Synerx’s or their Affiliates’ negligent acts or omissions, willful wrongful acts or Delcath’s breach of its representations, warranties, covenants or other obligations hereunder.

6.6     Delcath’s Indemnification Obligations.  Subject to Section 6.9, Delcath shall indemnify, defend and hold Synerx, Bioniche Pharma and their Affiliates and their respective officers, directors, stockholders, employees and agents harmless from and against, and pay or reimburse, any Losses related to (a) Delcath’s or its Affiliates’ or its third party logistic service provider’s negligent acts or omissions or willful wrongful acts, (b) breach of any of its representations, warranties, covenants or other obligations hereunder, and (c) any third party claims that the PHP System infringes upon or otherwise violate such party’s intellectual property rights, provided, however, that Delcath shall not be required to indemnify Synerx with respect to any such Losses to the extent they arise from or are related to Synerx or its Affiliates’ negligent acts or omissions, willful wrongful acts or Synerx’s breach of their representations, warranties, covenants or other obligations hereunder, and provided, further, that Delcath shall not be required to indemnify Bioniche Pharma with respect to any such Losses to the extent they arise from or are related to Bioniche Pharma or its Affiliates’ negligent acts or omissions,

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willful wrongful acts or Bioniche Pharma breach of their representations, warranties, covenants or other obligations hereunder.

6.7     Indemnification Procedures.  A Party that intends to claim indemnification under this Article 6 (the “Indemnitee”) with respect to any third-party action, claim or liability shall notify the other Party (the “Indemnitor”) promptly in writing of any action, claim or liability in respect of which the Indemnitee believes it is entitled to claim indemnification; provided, that the failure to give timely notice to the Indemnitor shall not release the Indemnitor from any liability to the Indemnitee except to the extent the Indemnitor is materially prejudiced thereby.  The Indemnitor shall have the right, by written notice to the Indemnitee, to assume the defense of any such action or claim, within the fifteen (15)-day period after the Indemnitor’s receipt of written notice of any action or claim, with counsel of the Indemnitor’s choice and at the sole cost of the Indemnitor.  If the Indemnitor so assumes such defense, the Indemnitee may participate therein through counsel of its choice, but at the sole cost of the Indemnitee.  If the Indemnitor fails to assume such defense and/or to diligently prosecute the same, the Indemnitee may assume such defense at the Indemnitor’s sole expense.  The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all reasonable out-of-pocket costs of such assistance shall be for the account of the Indemnitor.  No such claim shall be settled other than by the Party defending the same, and then only with the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that the Indemnitee shall have (a) no obligation to consent to any settlement of any such action or claim that (i) imposes on the Indemnitee any monetary or other liability or obligation that is not assumed and agreed to be performed in full by the Indemnitor or (ii) adversely affects the Indemnitee’s rights hereunder or damages its reputation or business, and (b) no right to withhold its consent to any settlement of any such action or claim if the settlement involves only the payment of money by the Indemnitor or its insurer without admission of liability by the Indemnitee and the Indemnitor or its insurer irrevocably agrees in writing to make such payment.  If the Parties are unable to agree as to the application of Sections 6.5 and 6.6 to any claim, then, pending resolution of the dispute in accordance with Section 10.1 hereof, the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Sections 6.5 and 6.6 upon resolution of the underlying action.

6.8     Product Liability.

(a)     Delcath shall bear fully all responsibility, and shall indemnify, defend and hold Synerx, Bioniche Pharma and their Affiliates and their respective officers, directors, stockholders, employees and agents harmless from and against, and pay or reimburse, any Losses related to all product liability claims which arise in connection with the use or administration of the PHP System, or the Product as used in the PHP System (except with respect to Product not meeting the Product Warranty as set forth in Section 6.4), including, without limiting the foregoing, those premised on a “failure to warn” or “design defect” theory of liability.

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(b)     Synerx and Bioniche Pharma shall jointly and severally bear all responsibility, and shall indemnify, defend and hold Delcath and its Affiliates and their respective officers, directors, stockholders, employees and agents harmless from and against, and pay or reimburse, any Losses related to all product liability claims which arise in connection with Product not meeting the Product Warranty as set forth in Section 6.4, including, without limitation the foregoing, those premised on a “manufacturing defect” or “design defect” theory of liability.

6.9     Limitations on Liability.  EXCEPT IN RESPECT OF THIRD PARTY CLAIMS, IN NO EVENT WILL THE PARTIES HERETO BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR INDIRECT DAMAGES, INCLUDING ANY LOSS OF INCOME, LOSS OF PROFITS, COSTS OF SUBSTITUTION, COSTS OF COVER OR INCREASED CAPITAL COSTS, REGARDLESS OF THE FORM OR NATURE OF ACTION, WHETHER IN CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY, EQUITY, INDEMNITY, NEGLIGENCE, INTENTIONAL CONDUCT, TORT OR OTHERWISE, EVEN IF SUCH DAMAGES WERE FORESEEABLE OR IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE VII
TERM AND TERMINATION.

7.1     Term.  This Agreement shall commence on the Effective Date and continue, unless otherwise earlier terminated in accordance herewith, for a period that shall extend seven (7) Contract Years from the first day of the third month following the date on which on which the FDA notifies Delcath of its approval of the Delcath NDA (the “Initial Term”).  Thereafter, this Agreement may be renewed for successive one (1)-year periods (each, a “Renewal Term” and collectively with the Initial Term, the “Term”) upon the written mutual agreement of the Parties.

7.2     Termination for Breach.  (a) If either Party commits a material breach or default in the performance or observance of any of its obligations under this Agreement, and such material breach or default continues for a period of sixty (60) days after delivery by the other Party of written notice reasonably detailing such material breach or default, then the non-breaching or non-defaulting Party shall have the right to terminate this Agreement, with immediate effect, by giving written notice to the breaching or defaulting Party.  The Parties shall retain all rights and remedies (at law or in equity) in respect of any breach hereof.

(b)     Either Party may terminate this Agreement upon thirty (30) days’ prior written notice if the other Party is legally prohibited from performing its obligations hereunder or becomes (or its Affiliate becomes) an Ineligible Person in respect of the Product.

7.3     Bankruptcy.  Each Party (the “Insolvent Party”) shall promptly notify the other Party (the “Solvent Party”) in writing upon the initiation of any proceeding in

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bankruptcy (voluntary or involuntary), reorganization, dissolution, liquidation or arrangement for the appointment of a receiver or trustee to take possession of the assets of the Insolvent Party or similar proceeding under the law for release of creditors by or against the Insolvent Party or if the Insolvent Party shall make a general assignment for the benefit of its creditors.  If any of the applicable circumstances described above, besides a voluntary bankruptcy petition, shall have continued for one hundred twenty (120) days undismissed, unstayed, unbonded and undischarged, the Solvent Party may terminate this Agreement upon written notice to the Insolvent Party upon notice of the circumstances referenced above; provided, however, if the Insolvent Party provides for the cure of all of its defaults under this Agreement (if any) and provides adequate assurance of its future performance of its obligations to the Solvent Party’s reasonable satisfaction, then the Solvent Party shall not have the right to terminate this Agreement pursuant to this Section.  If the Insolvent Party shall initiate any voluntary bankruptcy proceeding, then the Solvent Party may terminate this Agreement upon written notice to the Insolvent Party.  All licenses and rights to licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code.  Delcath, as the licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code.  The foregoing provisions of this Section are without prejudice to any rights Delcath may have arising under the Code or other applicable law.

7.4     Certain Termination Rights of Synerx/Bioniche. Notwithstanding other termination rights of Synerx/Bioniche included in this Agreement, Synerx/Bioniche shall have the right to terminate this Agreement:

(a)     upon delivery of [***] ([***]) days’ prior written notice to Delcath, in the event that Delcath shall fail to purchase the Minimum Purchase Commitment amount in any Contract Year during the Term and shall not have made the Shortfall Payment for such Contract Year, as described in Section 3.11, provided that such notice of termination must be delivered to Delcath not later than [***] ([***]) days following the end of the Contract Year in which such Minimum Purchase Commitment amount was not purchased; or

(b)     upon delivery of [***] ([***]) days’ prior written notice to Delcath, in the event that Delcath shall fail to purchase at least [***] percent ([***]%) of its Excess Requirements of Product from Synerx/Bioniche in any Contract Year during the Term, provided that such notice of termination must be delivered to Delcath not later than [***] ([***]) days following the end of the Contract Year in which such [***] percent ([***]%) of Excess Requirements of Products was not purchased.

7.5     Certain Termination Rights of Delcath. Notwithstanding other termination rights of Delcath included in this Agreement, in accordance with Section 3.10, Delcath shall have the right to terminate this Agreement in the event Bioniche Pharma fails to

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supply Product within [***] ([***]) days of the Delivery date set forth in a Purchase Order [***]  times in any [***] ([***]) month time period.

7.6     Post-Termination.  The termination or expiration of this Agreement shall not affect any payment or other obligations or liabilities that have accrued prior to or on the date of such termination or expiration, and the Parties shall retain all rights and remedies (at law or in equity) in respect of any breach hereof.

ARTICLE VIII
CONFIDENTIALITY AND INTELLECTUAL PROPERTY.

8.1     Treatment of Confidential Information.  Except as required by applicable laws and regulations (including rules or regulations of any exchange upon which a Party’s capital stock or the capital stock of a Party’s parent company may be traded and filing requirements of governmental agencies, including the FDA) or as otherwise provided in this Article VIII, during the Term, and for ten (10) years thereafter, each Party shall hold in confidence, and shall not disclose, in whole or in part, to a third party (except as specifically set forth herein or with the express prior written consent of the other Party) any and all Confidential Information of the other Party and its Affiliates.  During the Term and thereafter in perpetuity, the Parties may not use any Confidential Information of the other Party and its Affiliates for purposes other than those permitted by this Agreement. Notwithstanding anything contained herein to the contrary, the Parties understand and agree that Delcath is required to disclose the existence of and file the actual Agreement with the United States Securities and Exchange Commission EDGAR system, in connection with which Delcath covenants and agrees to use its Commercially Reasonable Efforts to seek confidential treatment of the pricing terms contained herein.

8.2     Limits on Disclosure.  (a) Without limiting the generality of Section 8.1, each Party may, with the exercise of reasonable discretion, (i) disclose Confidential Information to those employees or agents who need to receive the Confidential Information in order to further the activities contemplated by this Agreement; and (ii) make disclosures of such portions of Confidential Information to third-party consultants, attorneys, contractors, advisors, Affiliates and governmental authorities where, in such Party’s judgment, such disclosure is beneficial to the development, approval or marketing of the NDA or PHP System pursuant to this Agreement; provided, that such Party shall make best efforts to safeguard the Confidential Information, including by obtaining appropriate commitments and enforceable confidentiality agreements having provisions no less stringent than those contained herein.

(b)     Each Party understands and agrees that the wrongful disclosure of Confidential Information may result in serious and irreparable damage to the other Party, that the remedy at law for any breach of this covenant may be inadequate, and that the Party seeking redress hereunder shall be entitled to injunctive relief, without prejudice to any other rights and remedies to which such Party may be entitled.

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(c)     Except as otherwise set forth in this Agreement, upon the termination or expiration of this Agreement, the receiving Party shall, at the written request of the disclosing Party, either return all Confidential Information of the disclosing Party (including all copies, excerpts and summaries thereof contained on any media) or destroy such Confidential Information; provided, however, that the receiving Party may retain one copy of all Confidential Information of the disclosing Party for its legal records.

8.3     Ownership of Intellectual Property.  Except as specifically set forth herein, each Party shall continue to own all right, title and interest in and to its Intellectual Property and nothing herein shall be deemed to transfer or assign any rights with respect thereto to any of the other Parties hereto.

ARTICLE IX
FORCE MAJEURE.

9.1     Effects of Force Majeure.  A Party hereto shall be excused and shall not be held liable or responsible for failure or delay in fulfilling or performing any of its obligations under this Agreement, other than the payment of money, if such failure or delay is caused by acts of God, acts of the public enemy, fire, explosion, flood, drought, war, terrorists, riot, sabotage, embargo, strikes or other labor disputes, intervention of governmental authority, shortages in raw materials, actions by any applicable governmental health authority, or by any other event or circumstance of like or different character to the foregoing beyond the reasonable control and without the fault or negligence of the affected Party (a “Force Majeure Event”). Such excuse shall continue as long as the Force Majeure Event continues, provided, however, that in the event the Force Majeure Event cannot be remedied within one hundred twenty (120) days, either party shall have the right to terminate this Agreement upon ten (10) days prior written notice and neither Party shall any liability as a result of such termination. Upon cessation of such Force Majeure Event, such Party shall promptly resume performance hereunder.

9.2     Notice of Force Majeure.  Each Party agrees to give the other Party prompt written notice of the occurrence of any Force Majeure Event, the nature thereof and the extent to which the affected Party will be unable to perform its obligations hereunder.  Each Party further agrees to use reasonable efforts to correct or otherwise address the Force Majeure Event as soon as practicable and to give the other Party prompt written notice when it is again fully able to perform such obligations.

ARTICLE X
MISCELLANEOUS.

10.1   Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may, from time to time, arise during the Term that relates to a Party’s rights and/or obligations hereunder.  In the event of the occurrence of such a dispute, either Party shall, by written notice to the other Party, have such dispute referred to the

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respective officers designated below, or their successors, for attempted resolution by good faith negotiation within thirty (30) days after such notice is received. Such designated officers are as follows:

For Synerx/Bioniche:  Douglas S. Hamilton, President (Synerx)

                                  and Damien Kelly, CFO (Bioniche Pharma)

For Delcath:    Eamonn P. Hobbs, President & CEO

In the event that the designated officers or their successors are not able to resolve the dispute within such thirty (30)-day period, or such other period of time as the Parties may mutually agree to in writing, each Party shall have the right to pursue any and all remedies available at law or in equity.  Notwithstanding anything contained in this Section 10.1 to the contrary, this Section 10.1 shall not apply in the event a Party is seeking an immediate injunction to stop, limit or prevent a material breach of this Agreement.

10.2   Independent Contractors.  The relationship between (a) Synerx and Delcath and (b) Bioniche Pharma and Delcath and (c) Synerx and Bioniche Pharma is that of independent contractors and nothing herein shall be deemed to constitute or create the relationship of partners, joint venturers or principal-agent between any two of them.  No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Parties or to bind the other Parties to any contract, agreement or undertaking with any third party.

10.3   Assignment.  Except as set forth below, neither this Agreement nor any other rights or obligations hereunder shall be assigned or delegated by any Party without the prior written consent of the other Parties.  Notwithstanding anything contained herein to the contrary, this Agreement shall automatically be assigned by Delcath, Bioniche Pharma or Synerx in connection with any merger, consolidation, or sale of all or substantially all of the equity, business or assets to which this Agreement relates of Delcath, Bioniche Pharma, or Synerx, as the case may be, to the applicable successor entity, and written notice of such assignment shall be provided to the other Parties.  In such an instance of automatic assignment, the prior written consent of the other Parties is not required.  This Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

10.4   Governing Law; Waiver of Jury Trial.  This contract shall be governed by, and construed in accordance with, the laws of the State of New York without reference to any rules of conflicts of laws.  The Parties hereby consent to the exclusive jurisdiction of the Federal and New York State courts located in Manhattan, New York and hereby waive any objection to venue or forum laid therein.  The Parties hereby agree that service of process by certified mail, return receipt requested, shall constitute personal service for all purposes hereof.  The Parties expressly reject the application of the United Nations

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the Securities and Exchange Commission.

Convention on Contracts for the International Sale of Goods and all implementing legislation thereunder.  EACH PARTY HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

10.5   No Implied Waiver.  No failure or delay on the part of either Party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall, in itself, operate as a waiver; nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

10.6   Notice.  All notices required to be given hereunder shall be in writing and shall be given by personal delivery, via confirmed facsimile transmission followed by U.S. mail, by a nationally recognized overnight carrier or by registered or certified mail, postage prepaid with return receipt requested. Notices shall be addressed to the Parties as follows:

If, to Delcath, to:	Delcath Systems, Inc. 810 Seventh Avenue, Suite 3505 New York, NY 10019 Attn: Eamonn P. Hobbs, President & CEO Fax: 212-489-2102
and to:	Delcath Systems, Inc. 810 Seventh Avenue, Suite 3505 New York, NY 10019 Attn: Executive Vice President, General Counsel Fax: (646) 225-5203

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[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the Securities and Exchange Commission.

If, to Synerx/Bioniche, to:
Synerx Pharma, LLC
100 North State Street
Newtown, PA 18940
Attn: Douglas S. Hamilton, President
Fax: (215) 895-9629

Synerx Pharma, LLC
100 North State Street
Newtown, PA 18940
Attn: Walter G. Jump, Vice President
Fax: (215) 895-9629

and to:
Bioniche Pharma
Inverin, County Galway
Ireland
Attn: Damien Kelly, CFO
Fax:  +353 91 593228

With a copy to:

Mylan Inc.
1500 Corporate Drive
Canonsburg, PA 15317
Attn:  Global General Counsel
Fax: (724) 514-1972

If to Synerx, to:	Synerx Pharma, LLC 100 North State Street Newtown, PA 18940 Attn: Douglas S. Hamilton, President Fax: (215) 895-9629

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the Securities and Exchange Commission.

If to Bioniche Pharma, to:
Bioniche Pharma
Inverin, County Galway
Ireland
Attn: Damien Kelly, CFO
Fax:  +353 91 593228

With a copy to:

Mylan Inc.
1500 Corporate Drive
Canonsburg, PA 15317
Attn:  Global General Counsel
Fax: (724) 514-1972

Notices delivered personally shall be deemed communicated as of actual receipt; notices sent via facsimile transmission shall be deemed communicated as of receipt by the sender of written confirmation of transmission thereof; notices sent via overnight courier shall be deemed received as of confirmation of delivery of same; and notices mailed shall be deemed communicated as of ten (10) business days after proper mailing.  A Party may change its address by written notice sent in accordance with this Section 10.6.

10.7   Amendments.  Any amendment or modification of this Agreement shall be valid only if made in writing and signed by the Parties hereto.

10.8    Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute a single document.  A facsimile or other electronically transmitted signature of an authorized signatory of either Party shall be valid and binding and constitute due execution and delivery of this Agreement by such Party.

10.9    Entire Agreement.  This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes all prior contracts, agreements and understandings related to the same subject matter between the Parties.  The Parties intend this Agreement to be a complete statement of the terms of their understanding.

10.10   Benefit; Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

10.11   Survival.  The provisions of Sections 3.15, 5.3-5.7, 6.4-6.9, 7.6, 10.1, 10.4, 10.6, 10.12 and this Section 10.11, and Articles I, IV, VI, VIII and IX shall survive, in accordance with their respective terms, any termination or expiration of this Agreement.

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10.12   Further Assurances.  The Parties agree that they shall take all appropriate actions, including the execution or filing of any documents or instruments, that may be reasonably necessary or advisable to carry out the intent and accomplish the purposes of any of the provisions hereof.

10.13   Severability.  In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason by a court of competent jurisdiction, such provision or part thereof shall be considered separate from the remaining provisions of this Agreement, which shall remain in full force and effect.  Such invalid or unenforceable provision shall be deemed revised to effect, to the fullest extent permitted by applicable law, the intent of the Parties as set forth herein.

10.14   Quality Assurance Agreement.  Within ninety (90) days following the date hereof, the Parties shall enter into an agreement that details the quality assurance obligations of each Party on mutually agreeable and customary terms (the “Quality Assurance Agreement”).

10.15   Rights and Remedies Cumulative.  Except as expressly provided herein, the rights and remedies provided in this Agreement, shall be cumulative and not exclusive of any other rights and remedies provided by law or otherwise.

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[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written by their duly authorized representatives.

SYNERX PHARMA, LLC

By:	/s/ Douglas S. Hamilton
Name: Douglas S. Hamilton Title: President

BIONICHE TEORANTA

By:	/s/ Damien Kelly
Name: Damien Kelly Title: CFO

DELCATH SYSTEMS, INC.

By:	/s/ David McDonald
Name: David McDonald Title: CFO

CONFIDENTIAL TREATMENT

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SCHEDULE A

Minimum Binding Purchase Commitments

Contract Year	1	2	3	4	5	6	7
Minimum Binding Purchase Commitment (No. of vials)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Price Per Vial*	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*  To the extent that, in any Contract Year, Delcath’s purchases of Product hereunder are more than [***] percent ([***] %) above the Minimum Binding Purchase Commitment for such Contract Year (“Excess Purchases”), the applicable price per vial with respect to vials constituting Excess Purchases shall be [***] percent ([***]%) of the Price Per Vial set forth above for such Contract Year.

** Lowest Cost (or “LC”) shall be the lower of (a) [***] ($[***]) per vial or (b) Average Market Selling Price x [***]. For purposes of such calculation, “Average Market Selling Price” shall mean (Y) the Total Dollar Sales of Melphalan Injection reported by IMS Health in USA for the most recent reported time period available, divided by (Z) Total Number of Vials of Melphalan Injection reported by IMS Health in USA for the most recent reported time period available.

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